                                                                 EXHIBIT (a)(16)


                             LETTER OF TRANSMITTAL
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       BY

                                ITT CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JULY 17, 1997
                               AS MODIFIED BY THE
                      SUPPLEMENT TO THE OFFER TO PURCHASE

                             DATED AUGUST 27, 1997


THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, SEPTEMBER 9, 1997, UNLESS EXTENDED.

                         To: CITIBANK, N.A., Depositary

          By Mail:                      By Courier:                       By Hand:
       CITICORP DATA                   CITICORP DATA                   CITIBANK, N.A.
     DISTRIBUTION, INC.              DISTRIBUTION, INC.               111 Wall Street
       P.O. Box 7072                  404 Sette Drive                 Broker Services
 Paramus, New Jersey 07653       Paramus, New Jersey 07652               5th Floor
                                                                     New York, New York

                           By Facsimile Transmission:
                                 (201) 262-3240
                        (For Eligible Institutions Only)
                             Confirm by Telephone:
                                 (800) 422-2077

                  FOR INFORMATION CALL THE INFORMATION AGENT:

                           [GEORGESON & COMPANY LOGO]

                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll Free:
                                 (800) 223-2064

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be delivered with it or (b) Shares are being delivered by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") as set forth in Section 2 under the "The Tender Offer" in the Offer to Purchase (as defined below).

     Delivery of the Letter of Transmittal and the other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary. THERE ARE NO PROCEDURES FOR GUARANTEED DELIVERY OF SHARES IN THE OFFER.

     The name(s) and address(es) of the registered holder(s) should be printed below, if they are not already printed below, exactly as they appear on the receipt(s) representing the Shares tendered herewith. The receipt(s) and the number of Shares that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.

--------------------------------------------------------------------------------
   DESCRIPTION OF SHARES OF COMMON STOCK TENDERED (SEE INSTRUCTIONS 3 AND 4)

------------------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                       (PLEASE FILL IN EXACTLY AS                                        CERTIFICATE(S) TENDERED
                  NAME(S) APPEAR(S) ON CERTIFICATE(S))                              (ATTACH SIGNED LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF SHARES
                                                                                             OF COMMON STOCK   NUMBER OF SHARES
                                                                            CERTIFICATE      REPRESENTED BY     OF COMMON STOCK
                                                                            NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                                                         ======================================================
                                                                         ======================================================
                                                                         ------------------------------------------------------
                                                                                   TOTAL SHARES OF
                                                                                COMMON STOCK TENDERED
 ------------------------------------------------------------------------------------------------------------------------------

 *  Need not be completed if Shares are delivered by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
================================================================================
 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING
 Name of Tendering Institution:
 ------------------------------------------------------------------------------
 Check Box of Applicable Book-Entry Transfer Facility:
 Depository Trust Company  [ ]                      Philadelphia Depository
 Trust Company  [ ]
 Account Number:
 ------------------------------------------------------------------------------
 Transaction Code Number:
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to ITT Corporation, a Nevada corporation (the "Company"), the above-described shares of Common Stock, no par value, of the Company (the "Common Stock"), together with the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), at a price of $70.00 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 17, 1997 (the "Offer to Purchase"), as amended and supplemented by the Supplement to the Offer to Purchase dated August 27, 1997 (the "Supplement to the Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").


     Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares tendered by book-entry transfer, that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by either of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

     (b) present certificates for such Shares for cancelation and transfer of such Shares on the Company's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents warrants to the Company that:

     (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby.

     (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

     (d) the undersigned has read and agrees to and accepts all the terms of the Offer.

     The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at $70.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof and that the Company will return all other Shares, including Shares not purchased because of proration.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 under "The Tender Offer" in the Offer to Purchase, as amended by the Supplement to the Offer to

Purchase, and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and in the Supplement to the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other stockholders, fewer than all the Shares tendered therewith.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated on the Offer, this tender is irrevocable.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                     (See Instructions 1, 4, 5, 6, 7 and 8)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained by a Book-Entry Transfer Facility.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit Shares rendered by book-entry transfer and not purchased to the account set forth below

          ------------------------------------------------------------
                            (NAME OF ACCOUNT PARTY)

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)

   CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY

   [ ] DTC                        [ ] PDTC
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                     (See Instructions 1, 4, 5, 6, 7 and 8)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Deliver:  [ ] Check  [ ] Certificate(s) to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                            STOCKHOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)

                 (PLEASE COMPLETE ENCLOSED SUBSTITUTE FORM W-9)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
                            (SIGNATURE(S) OF OWNER(S))
Name(s):
        ------------------------------------------------------------------------
                                    (PLEASE PRINT)
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------
Taxpayer ID Number or Social Security Number:
                                             ---------------------------
Date:
     ---------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature:
                     -----------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax ID Number or Social Security Number:
                                        -------------------------------------

Date:
     ----------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES.

     This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 2 under "The Tender Offer" in the Offer to Purchase, as amended by the Supplement to the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at either of the Book-Entry Transfer Facilities, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to either of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

     In order to facilitate and accelerate calculation of the final proration factor for the Offer, the Company has amended the Offer to remove the procedures for tendering Shares in the Offer by guaranteed delivery. Stockholders may not use the (green) Notice of Guaranteed Delivery previously circulated to tender their Shares and the Depositary will not accept Notices of Guaranteed Delivery. Any tenders in which Shares are not delivered in the manner described in the Offer to Purchase, as amended by the Supplement to the Offer to Purchase, prior to the expiration of the Offer will not be valid. Because transactions in Shares ordinarily settle three trading days after the transaction, persons who purchase Shares three trading days or a shorter period of time prior to the expiration of the Offer may be unable to tender such Shares in the Offer, unless the purchaser in such transaction has made special arrangements to tender in the Offer, and validly deliver to the Depositary, the Shares purchased in such transaction prior to the expiration of the Offer.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING STOCK CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering stockholder waives any right to receive any notice of the acceptance of such stockholder's tender.

3. INADEQUATE SPACE.

     If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who deliver Shares by book-entry transfer).

     If fewer than all the Shares evidenced by a certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES.

     The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

7. IRREGULARITIES.

     All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 11 under "The Tender Offer" in the Offer to Purchase, as amended by the Supplement to the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or additional copies of the Supplement to the Offer to Purchase, the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or one of the Dealer Managers at their addresses or telephone numbers set forth below.

10. FEDERAL INCOME TAX WITHHOLDING

     Except as provided above under "Important Tax Information," each tendering stockholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering stockholder to a $50 penalty and a 31% Federal backup withholding tax may be imposed on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute W-9."

11. WITHHOLDING ON FOREIGN STOCKHOLDERS.

     The Depositary will withhold Federal income tax equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States Federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid over-withholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the two tests for capital gain or loss treatment described in Section 5 under "The Tender Offer" in the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 2 in the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

     Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------
PAYER'S NAME: CITIBANK, N.A.
----------------------------------------------------------------------------------------------------

                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE    Social Security Number
                            BOX AT THE RIGHT AND CERTIFY BY SIGNING     or Employer
                            AND DATING BELOW.                           Identification Number
                                                                        ----------------------------
                            ------------------------------------------------------------------------
                            PART 2 -- CERTIFICATES -- Under penalties of perjury, I certify that:
                            (1) The number shown on this form is my correct Taxpayer Identification
                                Number (or I am waiting for a number to be issued to me); and
 SUBSTITUTE
 FORM W-9                   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
 DEPARTMENT OF THE              Revenue Service (the "IRS") that I am subject to backup withholding
 TREASURY                       as a result of a failure to report all interest or dividends, or (c)
 INTERNAL REVENUE SERVICE       the IRS has notified me that I am no longer subject to backup withholding.
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION         CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if
 NUMBER ("TIN")                 you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                            ------------------------------------------------------------------------

                            SIGNATURE
                            ----------------------------------          PART 3 --
                            DATE
                            -----------------------------------------   Awaiting TIN [ ]
                            NAME
                            -----------------------------------------
                            ADDRESS
                            --------------------------------------
                            -----------------------------------------
                            (City, State and Zip Code)
 ---------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

   Signature
   --------------------------------------------------------------------------

   Date
   --------------------------------------------------------------------------

IMPORTANT: TO VALIDLY TENDER SHARES, THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OF SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE. THERE ARE NO PROCEDURES FOR GUARANTEED DELIVERY OF SHARES IN THE OFFER.

                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

          By Mail:                      By Courier:                       By Hand:
       CITICORP DATA                   CITICORP DATA                   CITIBANK, N.A.
     DISTRIBUTION, INC.              DISTRIBUTION, INC.               111 Wall Street
       P.O. Box 7072                  404 Sette Drive                 Broker Services
 Paramus, New Jersey 07653       Paramus, New Jersey 07652               5th Floor
                                                                     New York, New York

                           By Facsimile Transmission:
                                 (201) 262-3240
                                For Information
                                 (800) 422-2077
Any questions or requests for assistance or for additional copies of the Supplement to the Offer to Purchase, the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:


                           [GEORGESON & COMPANY LOGO]


                               Wall Street Plaza
                            New York, New York 10005
                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                           ALL OTHERS CALL TOLL FREE:
                                 (800) 223-2064

                     The Dealer Managers for the Offer are:

         GOLDMAN, SACHS & CO.                                       LAZARD FRERES & CO. LLC
           85 Broad Street                                            30 Rockefeller Plaza
       New York, New York 10004                                     New York, New York 10020
            (800) 323-5678                                               (212) 632-6717